UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 25, 2009

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-26347	41-0985135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

                            (Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (888) 865-0901 x 322

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 25, 2009, the Company accepted the voluntary resignations of Ms. Carla Zhou as director, Mr. Zhaobin Chen as director, and Mr. Huiyang Yu as director. None of Ms. Zhou, Mr. Chen and Mr. Yu were part of any committee of the Board of Directors, and none of such parties resigned over disagreements with the Company on any matter relating to the Company’s operations, polices or practices. Ms. Zhou continues to remain the Chief Financial Officer of the Company.

On that same date, the Board of Directors of the Company appointed Mr. Zexie Peng (age 38) and Mr. Zhibin Huai (age 35) were elected to serve as directors of our Board of Directors. The Company has not determined whether the new directors will be members of any committee of the Board of Directors. There are no arrangements or understandings between any of the new directors and any other persons, pursuant to which such director was selected as a director. There have been no transactions nor are any transactions pending involving the Company and any of the new directors (or any related parties) in amount exceeding $120,000. No compensation arrangement in such capacity as a director has been determined as of this date for any of the new directors.

Mr. Peng has served as general manager of Beijing Hua Hui Hengye Investment Ltd since January 2008. Beijing Hua Hui Hengye Investment Ltd. is the Company’s largest shareholder (“Beijing Hua Hui”). From Juanary 2007 to January 2008, Mr. Peng served as assistant to the President of Beijing Hua Li Group, an affiliate of Beijing Hua Hui. Mr. Peng also served as general manager of Beijing Xiehe Security Technical Services Limited, a PRC company located in Beijing, from January 2004 to January 2006.

Mr. Huai has served as vice general manager of Beijing Hua Hui since March 2009. From May 2008 to March 2009, he served as general engineer of Rong Sheng Real Estate Development Limited (Lang Fang Branch), a PRC company located in Hebei Province. From May 2005 to April 2008, Mr. Huai served as the vice general manager and project manager of Beijing Hua Li Group, an affiliate of Beijing Hua Hui. The new director holds an undergraduate degree in International Engineering Project Management Institute from Tsinghua University.

Item 9.01. Financial Statements and Exhibits.

99.1 Resignation Letter of Carla Zhou

99.2 Resignation Letter of Zhaobin Chen

99.3 Resignation Letter of Huiyang Yu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date: September 29, 2009

By:  /s/Menghua Liu

       Menghua Liu, Chief Executive Officer and Chairman

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